                                                                      Exhibit 99

                                      INDEX



                                                                        Page(s)
                                                                        -------

Consolidated Balance Sheets, March 31, 1995 (Unaudited)
     and December 31, 1994                                                 3

Consolidated Statements of Operations,  Three months ended
     March 31, 1995 and 1994 (Unaudited)                                   4

Consolidated Statements of Cash Flows, Three months ended
     March 31, 1995 and 1994 (Unaudited)                                   5

Consolidated Statement of Partners' Equity, Three months ended
     March 31, 1995 (Unaudited)                                            6

Notes to Consolidated Financial Statements (Unaudited)                   7 - 8

                                DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEETS
                                                 (IN THOUSANDS)

                                                                                          March 31,       December 31,
                                                                                             1995             1994
                                                                                          ----------      -------------
                                                                                         (Unaudited)
       ASSETS
Real estate investments:

     Land and improvements                                                                 $  76,817       $ 72,758
     Buildings and tenant improvements                                                       600,893        580,794
     Construction in progress                                                                 36,749         22,967
     Land held for development                                                                43,936         47,194
                                                                                           ---------       --------
                                                                                             758,395        723,713
     Accumulated depreciation                                                                (42,699)       (38,058)
                                                                                           ---------       --------

               Net real estate investments                                                   715,696        685,655

Cash and cash equivalents                                                                      7,805         40,427
Accounts receivable, net of allowance of $456 and  $450                                        4,303          4,257
Accrued straight-line rents, net of allowance of $841                                          5,717          5,030
Receivables on construction contracts                                                          6,132          7,478
Investments in unconsolidated companies                                                        9,465          8,418
Deferred financing costs, net of accumulated amortization of $2,216 and $1,755                 6,058          6,390
Deferred leasing and other costs, net of accumulated amortization of $3,261 and $2,702        13,222         11,845
Escrow deposits and other assets                                                               5,590          6,384
                                                                                           ---------       --------

                                                                                           $ 773,988      $ 775,884
                                                                                           ---------       --------
                                                                                           ---------       --------

     LIABILITIES AND PARTNERS' EQUITY
Property indebtedness:
     Mortgage loans                                                                        $ 298,497      $ 298,640

Construction payables and amounts due subcontractors                                          10,446          9,464
Accounts payable                                                                                 801            869
Accrued real estate taxes                                                                      8,476          8,983
Other accrued expenses                                                                         2,432          3,174
Other liabilities                                                                              3,794          3,564
Tenant security deposits and prepaid rents                                                     4,135          3,472
                                                                                           ---------       --------

     Total liabilities                                                                       328,581        328,166
                                                                                           ---------       --------

Minority interest                                                                                362            420
                                                                                           ---------       --------

Partners' equity                                                                             445,045        447,298
                                                                                           ---------       --------

                                                                                            $773,988      $ 775,884
                                                                                           ---------       --------
                                                                                           ---------       --------


                SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF OPERATIONS
                                     (IN THOUSANDS)
                                       (UNAUDITED)

                                                          For the three      For the three
                                                           months ended       months ended
                                                          March 31, 1995     March 31, 1994
                                                          --------------     ---------------
RENTAL OPERATIONS
     Revenues:
       Rental income                                           $24,929           $20,334
       Interest and other income                                   657               230
                                                              --------         ---------
                                                                25,586            20,564
                                                              --------         ---------

     Operating expenses:
       Rental expenses                                           4,997             4,375
       Real estate taxes                                         1,925             1,942
       Interest expense                                          5,145             4,231
       Depreciation and amortization                             5,592             4,019
       General and administrative                                  527               440
                                                              --------         ---------
                                                                18,186            15,007

                                                              --------         ---------

          Earnings  from rental  operations                      7,400             5,557
                                                              --------         ---------

SERVICE OPERATIONS
     Revenues:
       Property  management, maintenance and  leasing fees       2,476             2,452
       Construction management and development fees              1,155             1,639
       Interest and other income                                   204               317
                                                              --------         ---------
                                                                 3,835             4,408
                                                              --------         ---------
     Operating expenses:
       Payroll                                                   1,898             2,123
       Maintenance                                                 236               225
       Office and other                                            473               597
                                                              --------         ---------
                                                                 2,607             2,945
                                                              --------         ---------
        Earnings from service operations                         1,228             1,463
                                                              --------         ---------
           Operating income                                      8,628             7,020
                                                              --------         ---------
Earnings  from property sales                                       --               181
Equity in earnings of unconsolidated companies                     439               561
Minority interest in earnings of subsidiaries                     (193)             (356)
                                                              --------         ---------
           Net income                                         $  8,874         $   7,406
                                                              --------         ---------
                                                              --------         ---------

                   See accompanying Notes to Consolidated Financial Statements


                 DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                      For the three      For the three
                                                                       months ended       months ended
                                                                      March 31, 1995     March 31, 1994
                                                                      --------------     --------------
Cash flows from operating activities:
Net income                                                             $   8,874            $  7,406
     Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation of buildings and tenant improvements                4,641               3,502
          Amortization of deferred financing fees                            378                 141
          Amortization of deferred leasing and other costs                   573                 376
          Minority interest in earnings of subsidiaries                      193                 356
          Straight-line rent adjustment                                     (687)               (688)
          Allowance for straight-line rent receivable                         --                 748
          Earnings from property sales, net                                   --                (181)
          Construction contracts, net                                      2,328                (845)
          Other accrued revenues and expenses, net                          (360)               (841)
          Equity in earnings of unconsolidated companies                     (42)                (91)
                                                                       ---------           ---------
               NET CASH PROVIDED BY OPERATING ACTIVITIES                  15,898               9,883
                                                                       ---------           ---------

Cash flows from investing activities:

  Proceeds from property sales                                                --                 895
  Building, development and acquisition costs                            (31,871)             (8,230)
  Tenant improvements                                                     (1,923)               (788)
  Deferred costs and other assets                                         (1,142)             (1,778)
  Net repayment of advances to unconsolidated companies                      (40)                 --
                                                                       ---------           ---------
              NET CASH USED BY INVESTING ACTIVITIES                      (34,976)             (9,901)
                                                                       ---------           ---------

Cash flows from financing activities:

    Proceeds from property indebtedness                                       52              19,099
    Payments on property indebtedness                                     (1,755)            (11,270)
    Distributions to partners                                            (11,461)             (9,216)
    Distributions to minority interest                                      (251)               (262)
    Deferred financing costs                                                (129)               (360)
                                                                       ---------           ---------
               NET CASH USED BY FINANCING ACTIVITIES                     (13,544)             (2,009)
                                                                       ---------           ---------
      NET DECREASE IN CASH AND CASH EQUIVALENTS                          (32,622)             (2,027)
                                                                       ---------           ---------

  Cash and cash equivalents at end of period                           $   7,805           $   8,038
                                                                       ---------           ---------
                                                                       ---------           ---------




                    See accompanying Notes to Consolidated Financial Statements

                DUKE REALTY LIMITED PARTNERSHIP AND SUBSIDIARIES

                   CONSOLIDATED STATEMENT OF PARTNERS' EQUITY
                    FOR THE THREE MONTHS ENDED MARCH 31, 1995
                     (IN THOUSANDS,  EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


     Balance at December 31, 1994                                                $447,298

     Net  income                                                                    8,874

     Capital contribution  from Duke Realty Investments, Inc.                          27

     Acquisition of property in exchange for limited partnership interest             307

     Distributions to partners                                                    (11,461)
                                                                                  -------

     Balance at March 31, 1995                                                   $445,045
                                                                                 --------
                                                                                 --------


                   See accompanying Notes to Consolidated Financial Statements

                       DUKE REALTY LIMITED PARTNERSHIP
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.    FINANCIAL STATEMENTS

     The interim condensed consolidated financial statements included herein have been prepared by Duke Realty Limited Partnership (the "Partnership") without audit. The statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Partnership's Annual Financial Statements.

     THE PARTNERSHIP

     Duke Realty Limited Partnership (the "Partnership") was formed on October 4, 1993, when Duke Realty Investments, Inc. (the "Predecessor Company") completed the acquisition of substantially all of the properties and businesses of Duke Associates, a full-service commercial real estate firm. In connection with the acquisition, the Predecessor Company issued an additional 14,800,833 shares of common stock through an offering (the "Offering"). The Predecessor Company then contributed all of its properties and related assets and liabilities along with the net proceeds from the Offering to the Partnership in exchange for a 78.36% general partnership interest represented by 16,046,144 partnership units. Duke Associates contributed its properties to the Partnership subject to their existing liabilities in exchange for a 21.64% limited partnership interest represented by 4,432,109 partnership units ("Units"). The limited partnership units are exchangeable for shares of the Predecessor Company's common stock on a one-for-one basis commencing October 4, 1994.

     The acquisition was accounted for under the purchase method. The value of $466.0 million assigned to the acquired properties and businesses was equal to the property debt and other net liabilities assumed, of which $302.0 million was repaid from the proceeds of the Predecessor Company's contribution. The related service businesses are conducted through Duke Realty Services Limited Partnership (DRSLP) and Duke Construction Limited Partnership (DCLP), in which the Partnership has an 89% profits interest and effective control of their operations.

     In 1994, the Predecessor Company issued an additional 3,887,300 common shares through an additional offering and received net proceeds of $92.1 million. These proceeds were contributed to the Partnership in exchange for additional partnership units and were used by the Partnership to fund current development and acquisition costs.

     In 1994, the Predecessor Company acquired an additional interest in the Partnership through the issuance of 456,375 common shares for a like number of partnership units. The acquired additional interest in the Partnership was recorded at the fair market value of the Predecessor Company's common stock on the date of acquisition. The acquisition amount of $11.5 million was allocated to rental property, undeveloped land and investments in unconsolidated companies based on their estimated fair values. The Predecessor Company owns an 83.6% interest in the Partnership as of March 31, 1995.

2.    PROPERTY INDEBTEDNESS

     The Partnership has a $100 million unsecured revolving credit facility which is available to fund current development costs and provide working capital. The revolving line of credit matures in April 1998 and bears interest payable monthly at LIBOR plus 2%.

3.     RELATED PARTY TRANSACTIONS

     The Partnership provides management, leasing, construction, and other tenant related services to properties in which certain executive officers have continuing ownership interests. The Partnership was paid fees totaling $457,000 and $633,000 for such services for the three months ended March 31, 1995 and 1994. Management believes the terms for such services are equivalent to those available in the market. The Partnership has an option to purchase the executive officers' interest in each of the properties.